EXHIBIT 1.1




                                 1,041,044 Units


      (Each Unit consisting of one share of Common Stock, par value $.01 per share, and one Class A Redeemable Common Stock Purchase Warrant, each exercisable to purchase one share of Common Stock)


                             SCNV ACQUISITION CORP.

                             UNDERWRITING AGREEMENT



                                                            New York, New York
                                                            ________ ___, 1998


Patterson Travis, Inc.
One Battery Park Plaza
New York, NY  10004

     SCNV Acquisition Corp., a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Underwriter") an aggregate of 1,041,044 Units (each Unit consisting of one share of Common Stock, par value $.01 per share ("Common Stock"), and one Class A Redeemable Common Stock Purchase Warrant ("Warrants") to purchase one share of Common Stock at $7.50 per share for a period of four
(4) years commencing__________ __, 1999, subject to redemption in certain instances. In addition, the Company proposes to grant to the Underwriter the option referred to in Section 2(b) to purchase all or any part of an aggregate of 156,156 additional Units.

      Unless the context otherwise requires, the aggregate of 1,041,044 shares of Common Stock and Warrants to be sold by the Company, together with all or any part of the 156,156 Units which


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the Underwriter  has the option to purchase,  and the shares of Common Stock and the Warrants comprising such Units, are herein called the "Units." The Common Stock to be outstanding after giving effect to the sale of the Units are herein called the "Shares." The Shares and Warrants included in the Units (including the Units which the Underwriter has the option to purchase pursuant to paragraph 2(b), are herein collectively called the "Securities."

     You have advised the Company that you desire to purchase the Units. The Company confirms the agreements made by it with respect to the purchase of the Units by the Underwriter as follows:

     1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with you that:

          (a) A registration statement (File No. 333-43955) on Form SB-2 relating to the public offering of the Units, including a form of prospectus subject to completion, copies of which have heretofore been delivered to you, has been prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission under the Act and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act and as have been provided to and approved by you prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by you prior to the execution of this Agreement. As used in this Agreement, unless the context otherwise requires, the term "Company" shall mean SCNV Acquisition Corp., Solmecs, N.V. ("Solmecs") and their respective subsidiaries; the term "Registration Statement" means such registration statement, as


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     amended at the time when it was or is  declared  effective,  including  all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act, or, if no prospectus is required to be filed pursuant to said Rule 424(b), such term means the prospectus included in the Registration Statement; except that if such registration statement or prospectus is amended or such prospectus is supplemented, after the effective date of such registration statement, the terms "Registration Statement" and "Prospectus" shall include such registration statement and prospectus as so amended, and the term "Prospectus" shall include the prospectus as so supplemented, or both, as the case may be.

          (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. At the time the Registration Statement becomes effective and at all times subsequent thereto up to and on the First Closing Date (as hereinafter defined) or the Option Closing Date, as the case may be, (i) the Registration Statement and Prospectus will in all respects conform to the requirements of the Act and the Rules and Regulations; and (ii) neither the Registration Statement nor the Prospectus will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make statements therein not misleading; provided, however, that the Company makes no representations, warranties or agreements as to information contained in or omitted from the Registration Statement or Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation thereof. It is understood that the statements set forth in the Prospectus on page 2 with respect to stabilization, the paragraph under the heading "Underwriting" relating to concessions to certain dealers, and the identity of counsel to the Underwriter under the heading "Legal Matters" constitute for purposes of this Section and Section 6(b) the only information furnished in writing by or on behalf of the Underwriter for


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     inclusion in the Registration Statement and Prospectus, as the case may be.

          (c) Each of the Company, Solmecs, Solmecs (Israel) Ltd. and Heatex Ltd. have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation with full corporate power and authority to own its properties and conduct its business as described in the Prospectus and is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its business or the character or location of its properties requires such qualification, except where the failure to so qualify will not materially adversely affect its business, properties or financial condition.

          (d) The authorized, issued and outstanding capital stock of the Company as of the date of the Prospectus is as set forth in the Prospectus under "Capitalization"; the shares of issued and outstanding capital stock of the Company set forth thereunder have been duly authorized, validly issued and are fully paid and nonassessable; except as set forth in the Prospectus, no options, warrants, or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any shares of capital stock of the Company have been granted or entered into by the Company; and the capital stock conforms to all statements relating thereto contained in the Registration Statement and Prospectus.

          (e) The Units and the Shares are duly authorized, and when issued and delivered pursuant to this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights of any security holder of the Company. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated in this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock, except as described in the Registration Statement.

          The Warrants have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforceability may be


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     limited by  bankruptcy,  insolvency  or other laws  affecting  the right of creditors generally or by general equitable principles, and holders thereof will be entitled to the benefits provided by the warrant agreement pursuant to which such Warrants are to be issued (the "Warrant Agreement"), which will be substantially in the form filed as an exhibit to the Registration Statement. The shares of Common Stock issuable upon exercise of the Warrants have been reserved for issuance upon the exercise of the Warrants and when issued in accordance with the terms of the Warrants and Warrant Agreement, will be duly and validly authorized, validly issued, fully paid and non-assessable, and free of preemptive rights and no personal liability will attach to the ownership thereof. The Warrant Agreement has been duly authorized and, when executed and delivered pursuant to this Agreement, will have been duly executed and delivered and will constitute the valid and legally binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally or by general equitable principles.

     The Shares and the Warrants contained in the Underwriter's Options (as defined in the Registration Statement) have been duly authorized and, when duly issued and delivered, such Shares and Warrants will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits provided by the Underwriter's Options, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally or by general equitable principles and the indemnification contained in paragraph 7 of the Underwriter's Options may be unenforceable. The shares of Common Stock included in the Underwriter's Options (and the shares of Common Stock issuable upon exercise of the Warrants included therein) when issued and sold, will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights and no personal liability will attach to the ownership thereof.

          (f) This Agreement and the Underwriter's Options have been duly and validly authorized, executed, and delivered by the Company. The Company has full power and authority to authorize, issue, and sell the Units to be sold by it hereunder on the terms and conditions set forth herein, and no consent, approval, authorization or other order of any governmental authority is


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     +required in connection with such authorization,  execution and delivery or in connection with the authorization, issuance, and sale of the Units or the Underwriter's Options, except such as may be required under the Act, state securities laws or by the National Association of Securities Dealers, Inc. (The "NASD").

          (g) Except as described in the Prospectus, or which would not have a material adverse effect on the condition (financial or otherwise), business prospects, net worth or properties of the Company taken as a whole (a "Material Adverse Effect"), neither the Company, Solmecs or the
     Subsidiaries is in violation, breach, or default of or under, and consummation of the transactions herein contemplated and the fulfillment of the terms of this Agreement will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any of the property or assets of either of them pursuant to the terms of, any material indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which either or them is a party or by which either of them may be bound or to which any of their properties or assets is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or the by-laws of either of them, as amended, or any statute or any order, rule or regulation applicable to the Company of any court or of any regulatory authority or other governmental body having jurisdiction over either of them.

          (h) Subject to the qualifications stated in the Prospectus, each of the Company, Solmecs and the Subsidiaries have good and marketable title to all properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant or important in relation to their business; all of the material leases and subleases under which either of them are the lessor or sublessor of properties or assets or under which either of them holds properties or assets as lessee or sublessee as described in the Prospectus are in full force and effect, and, except as described in the Prospectus, none of them are in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and, to the best knowledge of the Company, no claim has been asserted by anyone adverse to rights of either of them as lessor, sublessor, lessee,


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     or  sublessee  under any of the leases or  subleases  mentioned  above,  or affecting or questioning the right of either of them to continued possession of the leased or subleased premises or assets under any such lease or sublease except as described or referred to in the Prospectus; and all of them own or lease all such properties described in the Prospectus as are necessary to their operations as now conducted and, except as otherwise stated in the Prospectus, as proposed to be conducted as set forth in the Prospectus.

          (i) Each of Arthur Andersen LLP and Luboshitz Kasierer & Co., who have given their reports on certain financial statements filed with the Commission as a part of the Registration Statement, are with respect to the Company, independent public accountants within the meaning of the Act and the Rules and Regulations.

          (j) The financial statements, and schedules together with related notes, set forth in the Prospectus or the Registration Statement present fairly the financial position and results of operations and changes in cash flow position of the Company on the basis stated in the Registration Statement, at the respective dates and for the respective periods to which they apply. Said statements and schedules and related notes have been prepared in accordance with generally accepted accounting principles applied on a basis which is consistent during the periods involved except as disclosed in the Prospectus and Registration Statement. The information set forth under the caption "Selected Financial Data", "Capitalization" and "Dilution" in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein.

          (k) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus and except as otherwise disclosed or contemplated therein, neither the Company, Solmecs or the Subsidiaries has incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, or entered into any transaction not in the ordinary course of business, which would have a Material Adverse Effect, and there has not been any change in the capital stock of, or any incurrence of long-term debt by, either of them or any issuance of options, warrants or other rights to purchase the capital stock of either of them or any material adverse change or any development involving, so far as the Company can now reasonably foresee a prospective adverse change in the condition


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     (financial  or other),  net worth,  results of  operations,  business,  key personnel or properties of them which would have a Material Adverse Effect.

          (l) Except as set forth in the Prospectus, there is not now pending or, to the knowledge of the Company, threatened, any action, suit or proceeding to which the Company, Solmecs or the Subsidiaries is a party before or by any court or governmental agency or body, which might result in a Material Adverse Effect on the Company, nor are there any actions, suits or proceedings related to environmental matters or related to discrimination on the basis of age, sex, religion or race; and no labor disputes involving the employees of the Company, Solmecs and the Subsidiaries exist or to the knowledge of the Company are threatened which might be expected to have a Material Adverse Effect.

          (m) Except as disclosed in the Prospectus, the Company, Solmecs and the Subsidiaries has filed all necessary federal, state, and foreign income and franchise tax returns required to be filed as of the date hereof (taking into account all extensions of time to file) and has paid all taxes shown as due thereon; and there is no tax deficiency which has been asserted against the Company.

          (n) Except as disclosed in the Prospectus, the Company, Solmecs and the Subsidiaries have sufficient licenses, permits, and other governmental authorizations currently necessary for the conduct of its business or the ownership of its properties as described in the Prospectus and is in all material respects complying therewith and owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade-names, trademark registrations, service mark registrations, copyrights, and licenses necessary for the conduct of such business and had not received any notice of conflict with the asserted rights of others in respect thereof. To the best knowledge of the Company, none of the activities or business of the Company, Solmecs and the Subsidiaries are in violation of, or cause the Company, Solmecs and the Subsidiaries to violate, any law, rule, regulation, or order of Israel, the United States, any state, county, or locality, or of any agency or body of the United States or of any state, county or locality, or of any agency or body of


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     Israel, the violation of which would have a Material Adverse Effect.

          (o) The Company has not, directly or indirectly, at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution in violation of law or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

          (p) On the Closing Dates (as hereinafter defined) all transfer or other taxes, (including franchise, capital stock or other tax, other than income taxes, imposed by any jurisdiction) if any, which are required to be paid in connection with the sale and transfer of the Units hereunder will have been fully paid or provided for by the Company and all laws imposing such taxes will have been complied with in all material respects.

          (q) All contracts and other documents of the Company which are, under the Rules and Regulations, required to be filed as exhibits to the Registration Statement have been so filed.

          (r) The Company has not entered into any agreement pursuant to which any person is entitled either directly or indirectly to compensation from the Company for services as a finder in connection with the proposed public offering.

          (s) Except as disclosed in the Prospectus, no officer, director, or stockholder of the Company or its subsidiaries has any NASD affiliation.

          (t) No other firm, corporation or person has any rights to underwrite an offering of any of the Company's securities.

          (u) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the


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     shares  of  Common  Stock to  facilitate  the sale or  resale  of the Units hereby.

          (v) The Company has no subsidiaries. On the Effective Date, Solmecs will merge with and into the Company. Solmecs has no subsidiaries other than Solmecs (Israel) Ltd. and Heatex Ltd., both Israeli companies (the "Subsidiaries"). The Company does not own, directly or indirectly, any share capital or other equity ownership or proprietary interests in any other corporation, association, trust, partnership, joint venture or other entity. Except as disclosed in the Prospectus, Solmecs owns all of the shares of the Subsidiaries free and clear of all liens, security interests and encumbrances.

          (w) The Company is not, and upon receipt of the proceeds from the sale of the Units will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

          (x) The Company has not distributed and will not distribute prior to the First Closing Date any offering material in connection with the offering and sale of the Units other than the Preliminary Prospectus, Prospectus, the Registration Statement or the other materials permitted by the Act, if any.

          (y) There are no business relationships or related-party transactions of the nature described in Item 404 of Regulation S-K involving the Company, Solmecs and the Subsidiaries and any person directed in such Item that are required to be disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and that have not been so disclosed therein.

     2. Purchase, Delivery and Sale of the Units.

     (a) Subject to the terms and conditions of this Agreement, and upon the basis of the representations, warranties, and agreements contained herein, the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees to buy from the Company at $5.175 per Unit, at the place and time hereinafter specified, 1,041,044 Units (the "First Units").



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     Delivery of the First Units against  payment  therefor  shall take place at the offices of Bernstein & Wasserman, LLP, 950 Third Avenue, New York, New York (or at such other place as may be designated by agreement between the Underwriter and the Company) at 10:00 a.m., New York time, ___________ , 1998, or at such later time and date as the Underwriter may designate in writing to the Company at least two business days prior to such purchase, but not later than ___________ , 1998, such time and date of payment and delivery for the First Units being herein called the "First Closing Date."

     (b) In addition, subject to the terms and conditions of this Agreement, and upon the basis of the representations, warranties and agreements contained herein, the Company hereby grants an option to the Underwriter to purchase all or any part of an aggregate of an additional 156,156 Units at the same price per Unit as the Underwriter shall pay for the First Units being sold pursuant to the provisions of subsection (a) of this Section 2 (such additional Units being referred to herein as the "Option Units"). This option may be exercised within 45 days after the effective date of the Registration Statement upon written notice by the Underwriter to the Company advising as to the amount of Option Units as to which the option is being exercised, the names and denominations in which the certificates for such Option Units are to be registered and the time and date when such certificates are to be delivered. Such time and date shall be determined by the Underwriter but shall not be earlier than four nor later than ten full business days after the exercise of said option (but in no event more than 55 days after the First Closing Date), nor in any event prior to the First Closing Date, and such time and date is referred to herein as the "Option Closing Date." Delivery of the Option Units against payment therefor shall take place at the offices of Bernstein & Wasserman, LLP, 950 Third Avenue, New York, New York (or at such other place as may be designated by agreement between the Underwriter and the Company). The Option granted hereunder may be exercised only to cover over-allotments in the sale by the Underwriter of First Units referred to in subsection (a) above. No Option Units shall be delivered unless all First Units shall have been delivered to the Underwriter as provided herein.

     (c) The Company will make the certificates for the securities comprising the Units to be purchased by the Underwriter


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



hereunder available to the Underwriter for inspection at least two full business days prior to the First Closing Date or the Option Closing Date, as the case may be,(which are collectively referred to herein as the "Closing Dates"). The certificates shall be in such names and denominations as the Underwriter may request, at least three full business days prior to the Closing Dates. Delivery of the certificates at the time and place specified in this Agreement is a further condition to the obligations of the Underwriter.

     Definitive certificates in negotiable form for the Units to be purchased by the Underwriter hereunder will be delivered by the Company to the Underwriter for the account of the Underwriter against payment of the respective purchase prices therefor by the Underwriter, by wire transfer in immediately available funds, payable to the Company.

     In addition, in the event the Underwriter exercises the option to purchase from the Company all or any portion of the Option Units pursuant to the provisions of subsection (b) above, payment for such Units shall be made to or upon the order of the Company by certified or bank cashier's checks payable in immediately available funds at the offices of Bernstein & Wasserman, LLP, 950 Third Avenue, New York, New York (or at such other place as may be designated by agreement between the Underwriter and the Company), at the time and date of delivery of such Units as required by the provisions of subsection (b) above, against receipt of the certificates for such Units by the Underwriter for the Underwriter's account registered in such names and in such denominations as the Underwriter may reasonably request.

     It is understood that the Underwriter proposes to offer the Units to be purchased hereunder to the public upon the terms and conditions set forth in the Registration Statement, after the Registration Statement is declared effective by the Securities and Exchange Commission (the "SEC").

     3. Covenants of the Company. The Company covenants and agrees with the Underwriter that:

          (a) The Company will use its best efforts to cause the Registration Statement to be declared effective. If required, the

     Company will file the Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 424(b) under the Act. Upon notification from the Commission that the Registration Statement has become effective, the Company will so advise the Underwriter and will not at any time, whether before or after the Effective Date, file any amendment to the Registration Statement or supplement to the Prospectus of which the Underwriter shall not previously have been advised and furnished with a copy or to which the Underwriter or its counsel shall have reasonably objected in writing or which is not in compliance with the Act and the Rules and Regulations. At any time prior to the later of (A) the completion by the Underwriter of the distribution of the Units contemplated hereby (but in no event more than nine months after the date on which the Registration Statement shall have been declared effective) and
     (B) 25 days after the date on which the Registration Statement shall have been declared effective, the Company will prepare and file with the Commission, promptly upon the Underwriter's request, any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of counsel to the Company and the Underwriter, may be reasonably necessary or advisable in connection with the distribution of the Units.

          As soon as the Company is advised thereof, the Company will advise the Underwriter, and provide the Underwriter with copies of any written advice, of the receipt of any comments of the Commission, of the effectiveness of any post-effective amendment to the Registration Statement, of the filing of any supplement to the Prospectus or any amended Prospectus, of any request made by the Commission for an amendment of the Registration
     Statement or for supplementing of the Prospectus or for additional information with respect thereto, of the issuance by the Commission or any state or regulatory body of any stop order or other order or threat thereof suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Units for offering in any jurisdiction, or of the institution of any proceedings for any of such purposes, and will use its best efforts to prevent the issuance of any such order, and, if issued, to obtain as soon as possible the lifting thereof.

          The Company has caused to be delivered to the Underwriter copies of each Preliminary Prospectus, and the Company has consented and hereby consents to the use of such copies for the purposes permitted by the Act. The Company authorizes the Underwriter and dealers to use the Prospectus in connection with the sale of the Units for such period as in the opinion of counsel to the Underwriter and the Company the use thereof is required to comply with the applicable provisions of the Act and the Rules and Regulations. In case of the happening, at any time within such period as a Prospectus is required under the Act to be delivered in connection with sales by the Underwriter or dealer, of any event of which the Company has knowledge and which materially affects the Company or the securities of the Company, or which in the opinion of counsel for the Company and counsel for the Underwriter should be set forth in an amendment of the Registration Statement or a supplement to the Prospectus in order to make the statements therein not then misleading, in light of the circumstances existing at the time the Prospectus is required to be delivered to a purchaser of the Units or in case it shall be necessary to amend or supplement the Prospectus to comply with law or with the Rules and Regulations, the Company will notify the Underwriter promptly and forthwith prepare and furnish to the Underwriter copies of such amended Prospectus or of such supplement to be attached to the Prospectus, in such quantities as the Underwriter may reasonably request, in order that the Prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material facts necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they are made, not misleading. The preparation and furnishing of any such amendment or supplement to the Registration Statement or amended Prospectus or supplement to be attached to the Prospectus shall be without expense to the Underwriter, except that in case the Underwriter is required, in connection with the sale of the Units to deliver a Prospectus nine months or more after the effective date of the Registration Statement, the Company will upon request of and at the expense of the Underwriter, amend or supplement the Registration Statement and Prospectus and furnish the Underwriter with reasonable quantities of prospectuses complying with
     Section 10(a)(3) of the Act.

          The Company will comply with the Act, the Rules and Regulations and the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations thereunder in connection with the offering and issuance of the Units.

          (b) The Company will furnish such information as may be required and will otherwise cooperate and use its best efforts to qualify to register the Units for sale under the securities or "Blue Sky" laws of such jurisdictions as the Underwriter may reasonably designate and will make such applications and furnish such information as may be required for that purpose and to comply with such laws, provided the Company shall not be required to qualify as a foreign corporation or a dealer in securities or to execute a general consent of service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Units. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as the counsel to the Company and the Underwriter deem reasonably necessary, but not for a period of less than five (5) years.

          (c) If the sale of the Units provided for herein is not consummated as a result of the Company's actions or failure to take such actions as the Underwriter reasonably believes are reasonably required to complete the transaction, the Company shall pay all costs and expenses incurred by it which are incident to the performance of the Company's obligations hereunder, including but not limited to, all of the expenses itemized in
     Section 8, including the actual accountable out-of-pocket expenses of the Underwriter (including the reasonable fees and expenses of counsel to the Underwriter), which shall not exceed $100,000. If the sale of the Units provided herein is not consummated and the reasons therefore are reasonably related to a Material Adverse Effect on the Company, the Company shall pay the Underwriter promptly its actual out-of-pocket expenses not to exceed $100,000.

          (d) The Company will use its best efforts (i) to cause a registration statement under the Exchange Act to be declared effective concurrently with the completion of this offering and will notify you in writing immediately upon the effectiveness of such registration statement, and (ii) to obtain and keep current a listing in the Standard & Poors Manual for a period of five (5) years from the Effective Date. The Company shall use its best efforts to obtain such lisitng on the Effective Date (by using the most expeditious listing offered by Standard & Poors).

          (e) For so long as the Company is a  reporting  company  under  either
     Section 12(g) or 15(d) of the Exchange Act, the

     Company, at its expense, will furnish to its stockholders an annual report (including financial statements audited by independent public accountants), in reasonable detail and at its expense, will furnish to the Underwriter during the period ending five (5) years from the date hereof, (i) as soon as practicable after the end of each fiscal year, but no earlier than the filing of such information with the Commission, a balance sheet of the Company and any of its subsidiaries as at the end of such fiscal year, together with statements of income, surplus and cash flow of the Company and any subsidiaries for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of independent accountants; (ii) as soon as practicable after the end of each of the first three fiscal quarters of each fiscal year, but no earlier than the filing of such information with the Commission, consolidated summary financial information of the Company for such quarter in reasonable detail; (iii) as soon as they are publicly available, a copy of all reports (financial or other) mailed to security holders; (iv) as soon as they are available, a copy of all non-confidential reports and financial statements furnished to or filed with the Commission or any securities exchange or automated quotation system on which any class of securities of the Company is listed; and (v) such other information as you may from time to time reasonably request. In addition, the Company shall deliver to the Underwriter for a three (3) year period following the effective date, copies of all transfer sheets relating to the Company's securities.

          (f) In the event the Company has an active subsidiary or subsidiaries, such financial statements referred to in subsection (e) above will be on a consolidated basis to the extent the accounts of the Company and its subsidiary or subsidiaries are consolidated in reports furnished to its stockholders generally.

          (g) The Company will deliver to the Underwriter at or before the First Closing Date two signed copies of the Registration Statement including all financial statements and exhibits filed therewith, and of all amendments thereto, and will deliver to the Underwriter such number of conformed copies of the Registration Statement, including such financial statements but without exhibits, and of all amendments thereto, as the Underwriter may reasonably request. The Company will deliver to or upon the Underwriter's order, from time to time until the effective date of the Registration Statement, as many copies of any Preliminary

     Prospectus filed with the Commission prior to the effective date of the Registration Statement as the Underwriter may reasonably request. The Company will deliver to the Underwriter on or promptly after the effective date of the Registration Statement and thereafter for so long as a Prospectus is required to be delivered under the Act, from time to time, as many copies of the Prospectus, in final form, or as thereafter amended or supplemented, as the Underwriter may from time to time reasonably request.

          (h) The Company will deliver to the Underwriter as soon as it is practicable copies of all reports filed with the Commission under the Exchange Act.

          (i) The Company will apply the net proceeds from the sale of the Units substantially for the purposes set forth under "Use of Proceeds" in the Prospectus, and will file such reports with the Commission with respect to the sale of the Units and the application of the proceeds therefrom as may be required pursuant to Rule 463 under the Act.

          (j) The Company will promptly prepare and file with the Commission any amendments or supplements to the Registration Statement, Preliminary Prospectus or Prospectus and take any other action, which in the opinion of counsel to the Underwriter and counsel to the Company, may be reasonably necessary or advisable in connection with the distribution of the Units, and will use its best efforts to cause the same to become effective as promptly as possible.

          (k) The Company will reserve and keep available that maximum number of its authorized but unissued securities which are issuable upon exercise of the Warrants and Underwriter's Options and warrants thereunder outstanding from time to time.

          (l) For a period of twenty-four (24) months from the Effective Date, no officers or directors, nor any shareholder of the Company's securities prior to the offering, as well as all holders of restricted securities of the Company, will, directly or indirectly, offer, sell (including any short sale), grant any option for the sale of, transfer or gift (except for estate planning or charitable transfers or other privates sales, provided the transferees agree to be bound by the same restrictions on transfer), acquire any option to dispose of, or otherwise dispose of any shares of capital stock without the prior written consent of the Underwriter, other than as set forth in the Registration Statement. In order to enforce this covenant, the Company shall impose stop-transfer instructions with respect to the shares owned by such persons prior to the offering until the end of such period (subject to any exceptions to such limitation on transferability set forth in the Registration Statement). In addition, all such persons shall waive any of their registration rights with respect to all such securities for such twenty-four (24) month period. In addition, the Company agrees not to file any other registration statement (excluding a registration statement on Form S-8 or successor form so long as the shares of Common Stock offered thereby are also subject to this paragraph 3(l)) to register any securities of the Company for such twenty-four (24) month period, and will not grant any future registration rights without the prior written consent of the Underwriter for the same twenty-four (24) month periods. If necessary to comply with any applicable Blue-sky Law, the shares held by such shareholders will be escrowed, as required by such Blue-Sky Laws. In addition, the Company shall not issue any shares of its capital stock (or securities convertible into capital stock) for a twenty four (24) month period without Patterson's consent, following the Effective Date other than (i) pursuant to the Warrants (ii) options to purchase shares of Common Stock under employee stock option plans in accordance with the succeeding sentence, so long as the vesting provisions of such options do not result in greater than 200,000 shares of Common Stock vesting in such 24-month period, and(iii) pursuant to recapitalizations, acquisitions, mergers and other combinations (in which case Patterson's consent shall not be unreasonably withheld). The Company may grant options to purchase up to 200,000 shares of Common Stock under employee stock option plans to the Company's employees, officers, directors or other consultants or advisors during the twenty-four (24) month period following the Effective Date without the prior written consent of the Underwriter. The grant of additional options during such period will require the Underwriter's prior written consent. With respect to such options to purchase 200,000 shares, the Company may not grant options at exercise prices which are less than the Market Price at the date of the grant without the prior written consent of the Underwriter.

          For purposes of this Agreement, Market Price shall mean (i) the average closing bid price for any ten (10) consecutive trading days within a period of thirty (30) consecutive trading days ending within five (5) days prior to the date of issuance of the Common Stock as reported by the Nasdaq Stock Market or the NASD Electronic Bulletin Board, or (ii) the last reported sale price, for ten (10) consecutive business days ending within five (5) days of the date of issuance on the primary exchange on which the Common Stock is traded, if the Common Stock is traded on a national securities exchange.

          (m) Upon completion of this offering, the Company will make all filings required, including registration under the Exchange Act to obtain the listing of the Units, Common Stock and Class A Warrants in the NASD Electronic Bulletin Board, and will use its best efforts to effect and maintain such listing for at least five years from the date of this Agreement to the extent that the Company has at least 300 record holders of Common Stock.

          (n) Except for the transactions contemplated by this Agreement, the Company represents that it has not taken and agrees that it will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Units, Shares, or the Warrants or to facilitate the sale or resale of the Securities.

          (o) On the First Closing Date and simultaneously with the delivery of the Units, the Company shall execute and deliver to the Underwriter the Underwriter's Options. The Underwriter's Options will be substantially in the form filed as an Exhibit to the Registration Statement.

          (p) Intentionally omitted.

          (q) Upon the Closing Dates, the Company will have in force a key person life insurance policy on the life of Herman Branover, in the amount of $1,000,000.00 and will maintain such insurance during the three year period commencing with the First Closing Date.

          (r) So long as any Warrants are outstanding and the exercise price of the Warrants is less than the market price of the Common Stock, the Company shall use its best efforts to cause post-effective amendments, if required by the Act, to the Registration Statement to become effective in compliance with the

     Act and without any lapse of time between the effectiveness of any such post-effective amendments and cause a copy of each Prospectus, as then amended, to be delivered to each holder of record of a Warrant and to furnish to the Underwriter and each dealer as many copies of each such Prospectus as such Underwriter or dealer may reasonably request. The Company shall not call for redemption any of the Warrants unless a registration statement covering the securities underlying the Warrants has been declared effective by the Commission and remains current at least until the date fixed for redemption.

          (s) For a period of five (5) years from the Effective Date, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) the Company's financial statements for each of the first three (3) fiscal quarters prior to the announcement of quarterly financial information and the filing of the Company's 10-Q quarterly report, provided that the Company shall not be required to file a report of such accountants relating to such review with the Commission.

          (t) The Underwriter shall have the right to request the Company to use its best efforts to nominate one (1) nominee of the Underwriter for election to the Board of Directors for three (3) years following the Effective Date, and in each case the Company will use its best efforts to cause such nominee to be elected to the Board of Directors. Until such time as the Underwriter exercises its right to require the Company to use its best efforts to cause a nominee of the Underwriter to be elected to the Board of Directors and until such time as such nominee begins to serve on the Board of Directors, the Company agrees to allow a representative designated by the Underwriter from time to time to receive timely, written notice of all Board of Directors meetings and notice of all telephonic Board meetings and the right to attend all Board meetings and participate in all telephonic Board meetings. The Underwriter shall also have the right to obtain copies of the minutes from all Board of Directors meetings for three (3) years following the Effective Date of the Registration Statement, whether or not a representative of the Underwriter attends or participates in any such Board meeting. The Company agrees to reimburse the Underwriter immediately upon the Underwriter's request therefor of any reasonable travel and lodging expenses directly incurred by the Underwriter in connection with its representative attending Company Board meetings on the same basis for other Board members. In addition, the Company shall compensate such representative as it does all other outside directors of the Company.

          (u) [Intentionally Omitted-FCA]

          (v) The Company agrees to pay the Underwriter a Warrant Solicitation fee of 5.0% of the exercise price of any of the Warrants exercised beginning one (1) year after the Effective Date if (a) the Market Price of the Company's Common Stock on the date the Warrant is exercised in greater than the exercise price of the Warrant, (b) the exercise of the Warrant is solicited by the Underwriter and the Underwriter is designated in writing by the holder of such Warrant as the soliciting broker, (c) the Warrant is not held in a discretionary account, (d) disclosure of the compensation arrangement is made upon the sale and exercise of the Warrants, (e) soliciting the exercise is not in violation of Regulation M under the Exchange Act, and (f) solicitation of the exercise is in compliance with the NASD Notice to Members 81-38 (September 22, 1981).

          (w) For a period of three years from the Effective Date, at the request of the Underwriter, the Company shall provide promptly, at the expense of the Company, copies of the Company's daily transfer sheets furnished to it by its transfer agent and copies of the securities position listings provided to it by the Depository Trust Company.

          (x) Intentionally Omitted.

          (y) On or prior to the date hereof, the Company shall have entered into an employment agreement with Herman Branover on terms and conditions satisfactory to the Underwriter.

     4. Conditions of Underwriters' Obligation. The obligations of the Underwriter to purchase and pay for the Units which it has agreed to purchase hereunder are subject to the accuracy (as of the date hereof, and as of the Closing Dates) of and compliance with the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder, and to the following conditions:

          (a) The Registration Statement shall have become effective and you shall have received notice thereof not later than 10:00 a.m., New York time, on the day following the date of this Agreement, or at such later time or on such later date as to which the Underwriter may agree in writing; on or prior to the Closing Dates no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that or a similar purpose shall have been instituted or shall be pending or, to the Underwriter's knowledge or to the knowledge of the Company, shall be contemplated by the Commission; any request on the part of the Commission for additional information shall have been complied with to the satisfaction of the Commission; and no stop order shall be in effect denying or suspending effectiveness of such qualification nor shall any stop order proceedings with respect thereto be instituted or pending or threatened. If required, the Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Act.

          (b) (A) At the First Closing Date, you shall have received the opinion, dated as of the First Closing Date, of Tenzer Greenblatt LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriter, to the effect that:

               (i) Solmecs has merged with and into the Company as disclosed in the Prospectus. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own its properties and conduct its business as described in the Registration Statement and Prospectus and is duly qualified or licensed to do business as a foreign corporation in good standing in each other jurisdiction in which the ownership or leasing of its properties or conduct of its business requires such qualification except where the failure to qualify or be licensed will not have a Material Adverse Effect;

               (ii) the authorized capitalization of the Company as of the date of the prospectus is as set forth under "Capitalization" in the Prospectus; all shares of the Company's outstanding capital stock have been duly authorized, validly issued, fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus; to such counsel's knowledge the outstanding shares of capital stock of the Company have not been issued in violation of the preemptive rights of any shareholder and the shareholders of the Company do not have any preemptive rights or other rights to subscribe for or to purchase, nor are there any restrictions upon the voting or transfer of any of the capital stock except as provided in the Prospectus; the Common Stock, the Warrants, the Underwriter's Options, and the Warrant Agreement conform in all material respects to the respective descriptions thereof contained in the Prospectus; the Shares have been, and the shares of Common Stock to be issued upon exercise of the Warrants and the Underwriter's Options, upon issuance in accordance with the terms of such Warrants, the Warrant Agreement and Underwriter's Options will have been duly authorized and, when issued and delivered in accordance with their respective terms and applicable Delaware law, will be duly and validly issued, fully paid, non-assessable, free of preemptive rights and no personal liability will attach to the ownership thereof; a sufficient number of shares of Common Stock has been reserved for issuance upon exercise of the Warrants and Underwriter's Options and to the best of such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any registration rights other than (i) those which have been waived or satisfied for or relating to the registration of any shares of Common Stock, (ii) those contained in the Underwriter's Options or (iii) as described in the Prospectus.

               (iii) this Agreement, the Underwriter's Options, and the Warrant Agreement have been duly and validly authorized, executed, and delivered by the Company;

               (iv) the certificates evidencing the shares of Common Stock comply with the Delaware General Corporation Law; the Warrants will be exercisable for shares of Common Stock in accordance with the terms of the Warrants and the Warrant Agreement and at the prices therein provided for;

               (v) except as otherwise disclosed in the Registration Statement, such counsel knows of no pending or threatened legal or governmental proceedings to which the Company is a party which would materially adversely affect the business, property, financial condition, or operations of the Company; or which question the validity of the
          Securities, this Agreement, the Warrant Agreement, or the Underwriter's Options, or of any action taken or to be taken by the Company pursuant to this Agreement, the Warrant Agreement, or the Underwriter's Options; to such counsel's knowledge there are no governmental proceedings or regulations required to be described or referred to in the Registration Statement which are not so described or referred to;

               (vi) the execution and delivery of this Agreement, the Underwriter's Options, or the Warrant Agreement and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, will not result in a breach or violation of, or constitute a default under the certificate or articles of incorporation or by-laws of the Company, or to the best knowledge of counsel, in the performance or observance of any material obligations, agreement, covenant, or condition contained in any bond, debenture, note, or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture, or other agreement or instrument to which the Company is a party or by which they or any of their properties is bound or in violation of any order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality, or court, domestic or foreign, the result of which would have a Material Adverse Effect;

               (vii) the Registration Statement has become effective under the Act, and to the best of such counsel's knowledge, (a) no stop order suspending the effectiveness of the Registration Statement is in effect, and (b) no proceedings for that purpose have been instituted or are pending before, or threatened by, the Commission; the Registration Statement and the Prospectus as of the Effective Date comply as to form in all material respects with the applicable requirements of the Act and the Rules and Regulations;

               (viii) in the course of preparation of the Registration Statement and the Prospectus such counsel has participated in conferences with the President of the Company with respect to the Registration Statement and Prospectus and such discussions did not disclose to such counsel any information which gives such counsel reason to believe that the Registration Statement or any amendment thereto at the time it became effective contained any untrue statement of a material fact required to be stated therein or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any supplement thereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make statements therein, in light of the circumstances under which they were made, not misleading (except, in the case of both the Registration Statement and any amendment thereto and the Prospectus and any supplement thereto, for the financial statements, notes thereto and other financial information (including without limitation, the pro forma financial information) and schedules contained therein, as to which such counsel need express no opinion);

               (ix) all descriptions in the Registration Statement and the Prospectus, and any amendment or supplement thereto, of contracts, licenses, and other agreements to which the Company is a party are accurate and fairly present in all material respects the information required to be shown, and such counsel is familiar with all contracts, licenses and other agreements referred to in the Registration Statement and the Prospectus and any such amendment or supplement or filed as exhibits to the Registration Statement, and such counsel does not know of any contracts, licenses or agreements to which the Company is a party of a character required to be summarized or described therein or to be filed as exhibits thereto which are not so summarized, described or filed and such counsel does not know of any defaults under such contracts, licenses or agreements that are not otherwise disclosed therein;

               (x) no authorization, approval, consent, or license of any governmental or regulatory authority or agency is necessary in connection with the authorization, issuance, transfer, sale, or delivery of the Units by the Company, in connection with the execution, delivery, and performance of this Agreement by the Company or in connection with the taking of any action contemplated herein, or the issuance of the Underwriter's Options or the Securities underlying the Underwriter's Options, other than registrations or qualifications of the Units under applicable state or foreign securities or Blue Sky laws and registration under the Act and the NASD; and

               (xi) the Units, Common Stock and Warrants have been duly authorized for quotation on the NASD Electronic Bulletin Board.

               (xii) Except as disclosed in the Registration Statement, to the best knowledge of such counsel, the Company has sufficient licenses, permits, and other governmental authorizations currently necessary for the conduct of its business or the ownership of its properties as described in the Prospectus and is in all material respects complying therewith. To the best knowledge of such counsel, the business of the Company is not in violation of, or will not cause the Company to violate any law, rule, regulation, or order of the United States, any state, county, or locality, or of any agency or body of the United States, or of any state, county, or locality, the violation of which would have a Material Adverse Effect and are in compliance with all rules and regulations pertaining to the business of the Company.

               (xiii) the statements in the Registration Statement under the caption "Certain U.S. Income Tax Considerations Regarding Shares Acquired by U.S. Taxpayers" have been reviewed by such counsel and insofar as such statements summarize or describe statements of United States tax law or legal conclusions thereunder, have been reviewed by such counsel and constitute an accurate description of the legal matters stated therein in all material respects;

               (xiv) to such counsel's knowledge, there are no business relationships or related-party transactions of the nature described in
          Item 404 of Regulation S-K involving the Company, Solmecs or the subsidiaries, and any person described in such Item that are required to be disclosed in the Prospectus and which have not been so disclosed; and

               (xv) the Company is not in violation of or default under, nor will the execution and delivery of this Agreement, the Underwriter's Purchase Option, or the Warrant Agreement, and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, result in a breach or violation of any material order, rule, regulation, writ, injunction or decree (known to such counsel with respect to orders, writs, injunctions or decrees) of any United States or Delaware government, governmental instrumentality or court except where such violations or defaults would not have a Material Adverse Effect.

               (B) At the First Closing Date, you shall have received the opinion, dated as of the First Closing Date, of Yigal Arnon & Co., counsel for the Company, in form satisfactory to counsel for the Underwriter, to the effect that:

               (i) the Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of the State of Israel, with all requisite corporate power and authority to own its properties and conduct its business as described in the Registration Statement and Prospectus. The Subsidiaries are wholly-owned by the Company, free and clear of any and all liens, security interests and encumberances;

               (ii) to such counsel's knowledge the outstanding shares of share capital of the Subsidiaries have not been issued in violation of the preemptive rights of any shareholder, nor are there any restrictions upon the voting or transfer of any of the share capital except as provided in the Prospectus;

               (iii) except as otherwise disclosed in the Registration Statement, such counsel knows of no pending or threatened Israeli legal or governmental proceedings to which the Company is a party which would materially adversely affect the business, property, financial condition, or operations of the Company, Solmecs or the Subsidiaries; or which question the validity of the Securities, this Agreement, the Warrant Agreement, or the Underwriter's Purchase Option, or of any action taken or to be taken by the Company pursuant to this Agreement, the Warrant Agreement, or the Underwriter's Purchase Option; and no such proceedings are known to such counsel to be contemplated against the Company; to such counsel's knowledge there are no such Israeli governmental proceedings or regulations required to be described or referred to in the Registration Statement which are not so described or referred to;

               (iv) to the best knowledge of such counsel, neither the Company, Solmecs or the Subsidiaries is in violation of or default under nor will the execution and delivery of this Agreement, the Underwriter's Purchase Option, the Warrant Agreement and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, will not result in a breach or violation of, or constitute a default under the Certificate of Incorporation/By-laws or Memorandum of Association / Articles of Association of the Company or Solmecs or the Subsidiaries, as the case may be, or to the best knowledge of counsel, in the performance or observance of any material obligations, agreement, covenant, or condition contained in any bond, debenture, note, or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture, or other agreement or instrument to which any of them is a party or by which they or any of their properties is bound or in violation of any Israeli order, rule, regulation, writ, injunction, or decree of any Israeli governmental instrumentality, or court, the result of which would have a Material Adverse Effect;

               (v) in the course of preparation of the Registration Statement and the Prospectus such counsel has participated in conferences with the President of the Company with respect to the contents of the Registration Statement and Prospectus and (without taking any further action to verify independently the statements made in the Registration Statement and the Prospectus and, except as stated in the foregoing opionion, without assuming responsibility for the accruacy, completeness or fairness of such statements) such discussions did not disclose to such counsel any information which gives such counsel reason to believe that the Registration Statement or any amendment thereto at the time it became effective contained any untrue statement of a material fact required to be stated therein or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any supplement thereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make statements therein, in light of the circumstances under which they were made, not misleading (except, in the case of both the Registration Statement and any amendment thereto and the Prospectus and any supplement thereto, for the financial statements, notes thereto and other financial information (including without limitation, the pro forma financial information) and schedules contained therein, as to which such counsel need express no opinion);

               (vi) all descriptions in the Registration Statement and the Prospectus, and any amendment or supplement thereto, of contracts and other agreements to which the Company, Solmecs, or the Subsidiaries is a party are, to such counsel's knowledge, accurate and fairly present in all material respects the information required to be shown, and such counsel is familiar with all contracts and other agreements referred to in the Registration Statement and the Prospectus and any such amendment or supplement or filed as exhibits to the Registration Statement, and such counsel does not know of any contracts or agreements to which the Company, Solmecs, or the Subsidiaries is a party of a character required to be summarized or described therein or to be filed as exhibits thereto which are not so summarized, described or filed and such counsel does not know of any material defaults under such contracts or agreements that are not otherwise disclosed therein;

               (vii) no authorization, approval, consent, or license of any Israeli governmental or regulatory authority or agency is necessary in connection with the authorization, issuance, transfer, sale, or delivery of the Units by the Company, in connection with the execution, delivery, and performance of this Agreement by the Company or in connection with the taking of any action contemplated herein, or the issuance of the Underwriter's Purchase Option or the Securities underlying the Underwriter's Purchase Option, other than registrations or qualifications of the Units under applicable state or foreign securities or Blue Sky laws, registration under the Act and approval by the NASD of the fairness of the underwriting arrangments (as to which such counsel need express no opinion) and such permits and approvals required under Israeli law which shall have been obtained on or before the Closing;

               (viii) except as disclosed in the Registration Statement, to the best knowledge of such counsel, the Company, Solmecs and the Subsidiaries have sufficient licenses, permits, and other governmental authorizations currently necessary under Israeli law for the conduct of its business or the ownership of its properties as described in the Prospectus, such licenses, permits and other governmental authorizations obtained are in full force and effect, and the Company is in all material respects complying therewith except where the failure to have any such licenses, permits or governmental authorization would not have a Material Adverse Effect. To the best knowledge of such counsel, and except as disclosed in the Registration Statement, the business of the Company is not in violation of any Israeli law, rule or regulation, the violation of which would have a Material Adverse Effect and are in compliance in all material respects with all material rules and regulations pertaining to the business of the Company;

               (ix) to the best of such counsel's knowledge, except as disclosed in the Prospectus, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any registration rights or other rights, other than those which have been waived or satisfied for or relating to the registration of any Ordinary Shares;

               (x) the Company has obtained all consents, approvals, authorizations, exemptions or other orders from, and has made all registrations or filings with, any Israeli court, regulatory body, administrative agency or other governmental body, official or agency as is required by Israeli law for the execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated thereby (including, but not limited to, the issuance and sale of Units as contemplated by the Underwriting Agreement); to the best of our knowledge, no proceedings to rescind or modify such consents, approvals, authorizations, exemptions or orders have been instituted or are pending or contemplated by any Israeli authority;

               (xi) the statements in the Registration Statement under the captions "Risk Factors -- Currency Exchange Risks Associated with International Sales and Israeli Operations", "Risks Relating to Conducting Business Operations in Israel", "Risk Relating to Service and Enforcement of Legal Process" and "Conditions in Israel" have been reviewed by such counsel and insofar as they refer to descriptions of statements of Israeli law, descriptions of Israeli statutes, rules or regulations or legal conclusions, are correct in all material respects.

               Such opinions shall also cover such matters incident to the transactions contemplated hereby as the Underwriter or counsel for the Underwriter shall reasonably request. In rendering such opinions, such counsel may rely upon certificates of any officer of the Company or public officials as to matters of fact.

               (C) At the First Closing Date, you shall have received the opinion of ____________________ , special patent counsel, in form and substance satisfactory to you, identifying any patent searches conducted with respect to the patents and patent applications of the Company, Solmecs, and the Subsidiaries and providing that the description in the Registration Statement with respect to the status of such patents and patent applications is accurate, that the Company (or Solmecs or the Subsidiaries, as the case may be) own the entire right, title and interest in and to such patents and patent applications as described in the Prospectus free and clear of any liens or encumbrances and rights thereto or therein by third parties and have not received any notice of conflict with the asserted rights of others in respect thereof, that no third party has asserted any rights to any of such patents and patent applications, no interference has been declared or provoked with respect to any of such patents and patent applications, there have been no interventorship challenges with respect to any of such patents and patent applications, and that the statements in the Prospectus under the captions " _________________________ ,________________ and _______________ are true and correct. To the best of such counsel's knowledge, the patents, patent applications products, services or processes do not infringe on any patent rights held by third parties and no third parties have infringed on the patents, patent applications, products, services or processes of the Company, Solmecs or the Subsidiaries. The patents and patent applications which have been duly filed in the Israel patent office and in the United States Patent and Trademark Office have been fully maintained and are in full force and effect.

          (c) All corporate proceedings and other legal matters relating to this Agreement, the Registration Statement, the Prospectus and other related matters shall be satisfactory to or approved by Bernstein & Wasserman, LLP, counsel to the Underwriter.

          (d) The Underwriter shall have received a letter prior to the effective date of the Registration Statement and again on and as of the First Closing Date from each of Arthur Andersen LLP and Luboshitz Kasierer & Co., independent public accountants for the Company, substantially in the form reasonably acceptable to the Underwriter.

          (e) At the Closing Dates, (i) the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects with the same effect as if made on and as of the Closing Dates taking into account for the Option Closing Date the effect of the transactions contemplated hereby and the Company shall have performed in all material respects as reasonably determined by the Underwriter all of its obligations hereunder and satisfied in all material respects as reasonably determined by the Underwriter all the conditions on its part to be satisfied at or prior to such Closing Dates; (ii) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and shall in all material respects conform to the requirements thereof, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) there shall have been, since the respective dates as of which information is given, no material adverse change, or to the Company's knowledge, any development involving a prospective material adverse change, in the business, properties, condition (financial or otherwise), results of operations, capital stock, long-term or short-term debt, or general affairs of the Company, Solmecs or the Subsidiaries from that set forth in the Registration Statement and the Prospectus, except changes which the Registration Statement and Prospectus indicate might occur after the effective date of the Registration
     Statement, and the Company, Solmecs or the Subsidiaries shall not have incurred any material liabilities or entered into any material agreement not in the ordinary course of business other than as referred to in the Registration Statement and Prospectus; (iv) except as set forth in the Prospectus, no action, suit, or proceeding at law or in equity shall be pending or threatened against the Company, Solmecs or the Subsidiaries which would be required to be set forth in the Registration Statement, and no proceedings shall be pending or threatened against the Company, Solmecs or the Subsidiaries before or by any commission, board, or administrative agency in the United States, Israel or elsewhere, wherein an unfavorable decision, ruling, or finding would materially and adversely affect the business, property, condition (financial or otherwise), results of operations, or general affairs of the Company and (v) the Underwriter shall have received, at the First Closing Date, a certificate signed by each of the President and the principal operating officer of the Company, dated as of the First Closing Date, evidencing compliance with the provisions of this subsection (e).

          (f) Intentionally Omitted.

          (g) Upon exercise of the option provided for in Section 2(b) hereof, the obligations of the Underwriter to purchase and pay for the Option Units will be subject (as of the date hereof and of the Option Closing Date) to the following additional conditions:

               (i) The Registration Statement shall remain effective at the Option Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending, or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any reasonable request on the part of the Commission for additional information shall have been complied with to the satisfaction of the Commission.

               (ii) At the Option Closing Date there shall have been delivered to you the signed opinions of Tenzer Greenblatt LLP, Yigal Arnon & Co. and _____________ , respectively, dated as of the Option Closing Date, in form and substance reasonably satisfactory to Bernstein & Wasserman, LLP, counsel to the Underwriter, which opinions shall be substantially the same in scope and substance as the opinions furnished to you at the initial Closing Date pursuant to Sections 4(b) hereof, except that such opinions, where appropriate, shall cover the Option Units.

               (iii) At the Option Closing Date there shall have been delivered to you a certificate of the President and the principal operating officer of the Company, dated the Option Closing Date, in form and substance reasonably satisfactory to Bernstein & Wasserman, LLP, counsel to the Underwriter, substantially the same in scope and substance as the certificate furnished to you at the First Closing Date pursuant to Section 4(e) hereof.

               (iv) At the Option Closing Date there shall have been delivered to you a letter in form and substance satisfactory to you from each of Arthur Andersen LLP and Luboshitz Kasierer & Co. dated the Option Closing Date and addressed to the Underwriter confirming the information in their letter referred to in Section 4(d) hereof and stating that nothing has come to their attention during the period from the ending date of their review referred to in said letter to a date not more than five business days prior to the Option Closing Date, which would require any change in said letter if it were required to be dated the Option Closing Date.

               (v) All proceedings taken at or prior to the Option Closing Date in connection with the sale and issuance of the Option Units shall be reasonably satisfactory in form and substance to you, and you and Bernstein & Wasserman, LLP, counsel to the Underwriter, shall have been furnished with all such documents, certificates, and opinions as you may reasonably request in connection with this transaction in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company or its compliance with any of the covenants or conditions contained herein.

          (h) No action shall have been taken by the Commission or the NASD the effect of which would make it improper, at any time prior to either of the Closing Dates, for members of the NASD to execute transactions (as principal or agent) in the Units, Common Stock or the Warrants and no proceedings for the taking of such action shall have been instituted or shall be pending, or, to the knowledge of the Underwriter or the Company, shall be contemplated by the Commission or the NASD. The Company represents that at the date hereof it has no knowledge that any such action is in fact contemplated by the Commission or the NASD.

          (i) If any of the conditions herein provided for in this Section shall not have been fulfilled in all material respects as of the date indicated, this Agreement and all obligations of the Underwriter under this Agreement may be canceled at, or at any time prior to, either of the Closing Dates by the Underwriter notifying the Company of such cancellation in writing or by telegram at or prior to the applicable Closing Date. Any such cancellation shall be without liability of the Underwriter to the Company.

     5. Conditions of the Obligations of the Company. The obligation of the Company to sell and deliver the Units is subject to the following conditions:

          (a) The Registration Statement shall have become effective not later than 10:00 a.m. New York time, on the day following the date of this Agreement, or on such later date as the Company and the Underwriter may agree in writing.

          (b) At the Closing Dates, no stop orders suspending the effectiveness of the Registration Statement shall have been issued under the Act or any proceedings therefor initiated or threatened by the Commission.

          (c) On the Effective Date, Solmecs shall merge with and into the Company.

     If the conditions to the obligations of the Company provided for in this Section have been fulfilled on the First Closing Date but are not fulfilled after the First Closing Date and prior to the Option Closing Date, then only the obligation of the Company to sell and deliver the Units on exercise of the option provided for in Section 2(b) hereof shall be affected.

     6. Indemnification.

     (a) The Company agrees (i) to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act against any losses, claims, damages, or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which such Underwriter or such controlling person may become subject, under the Act or otherwise, and (ii) to reimburse, as incurred, the Underwriter and such controlling persons for any legal or other expenses reasonably incurred in connection with investigating, defending against or appearing as a third party witness in connection with any losses, claims, damages, or liabilities; insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) relate to and arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, (B) any Blue Sky application or other document executed by the Company specifically for that purpose containing written information specifically furnished by the Company and filed in any state or other jurisdiction in order to qualify any or all of the Units under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be required to indemnify the Underwriter and any controlling person or be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the

Underwriter specifically for use in the preparation of the Registration Statement or any such amendment or supplement thereof or any such Blue Sky Application or any such Preliminary Prospectus or the Prospectus or any such amendment or supplement thereto, provided, further that the indemnity with respect to any Preliminary Prospectus shall not be applicable on account of any losses, claims, damages, liabilities, or litigation arising from the sale of Units to any person if the misstatement or omission was corrected in the Prospectus but a copy of the Prospectus was not delivered to such person by the Underwriter in accordance with this Agreement at or prior to the written confirmation of the sale to such person. This indemnity will be in addition to any liability which the Company may otherwise have.

     (b) The Underwriter will indemnify and hold harmless the Company, each of its directors, each nominee (if any) for director named in the Prospectus, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, against any losses, claims, damages, or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and reasonable attorneys'
fees)  to  which  the  Company  or  any  such  director,  nominee,  officer,  or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use in the preparation thereof and for any violation by the Underwriter in the sale of such Units of any applicable state or federal law or any rule, regulation or instruction thereunder relating to violations based on unauthorized statements by Underwriter or its representative, provided that such violation is not based upon any violation of such law, rule, or regulation or instruction by the party claiming indemnification or inaccurate or misleading information furnished by the Company or its representatives, including information furnished to the Underwriter as contemplated herein. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section unless the omission so to notify prejudices the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that the reasonable fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and in the reasonable judgment of the counsel to the indemnified party, there is a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the consent of the indemnified party, which shall not be unreasonably withheld in light of all factors of importance to such indemnified party. If it is ultimately determined that indemnification is not permitted, then an indemnified party will return all monies advanced to the indemnifying party with interest thereon.

     7. Contribution. In order to provide for just and equitable contribution under the Act in any case in which the indemnification provided in Section 6 hereof is requested but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that the express provisions of Section 6 provide for indemnification in such case, then the Company and the Underwriter shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) (after contribution from others) such proportional amount of such losses, claims, damages, or liabilities represented by the percentage that the underwriting discount per Unit appearing on the cover page of the Prospectus plus all other compensation paid to the Underwriter bears to the public offering price appearing thereon and the Company shall be responsible for the remaining portion, provided, however, that if such allocation is not permitted by applicable law, then allocated in such proportion as is appropriate to reflect relative benefits but also the relative fault of the Company and the Underwriter and controlling persons, in the aggregate, in connection with the statements or omissions which resulted in such damages and other relevant equitable considerations shall also be considered. The relative fault shall be determined by reference to, among other things, whether in the case of an untrue statement of a material fact or the omission to state a material fact, such statement or omission relates to information supplied by the Company or the Underwriter and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriter agree that it would not be just and equitable if the respective obligations of the Company and the Underwriter to contribute pursuant to this
Section 7 were to be determined by pro rata or per capita allocation of the aggregate damages or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 7. No person guilty of a fraudulent misrepresentation (within the meaning of Section 1(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. As used in this paragraph, the word "Company" includes any officer, director, or person who controls the Company within the meaning of Section 15 of the Act. If the full amount of the contribution specified in this paragraph is not permitted by law, then the Underwriter and each person who controls the Underwriter shall be entitled to contribution from the Company, its officers, directors, and controlling persons, and the Company, its officers, directors, and controlling persons shall be entitled to contribution from the Underwriter to the full extent permitted by law. The foregoing contribution agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the Act other than the Company and the Underwriter. No contribution shall be requested with regard to the settlement of any matter from any party who did not consent to the settlement; provided, however, that such consent shall not be unreasonably withheld in light of all factors of importance to such party.

     8. Costs and Expenses.

     (a) Whether or not this Agreement becomes effective or the sale of the Units by the Underwriter is consummated, the Company will pay all costs and expenses incident to the performance of this Agreement by the Company including, but not limited to, the fees and expenses of counsel to the Company and of the Company's accountants; the costs and expenses incident to the preparation, printing, filing, and distribution under the Act of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), Preliminary Prospectus, and the Prospectus, as amended or supplemented, the fee of the NASD in connection with the filing required by the NASD relating to the offering of the Units contemplated hereby; all expenses, including reasonable fees and disbursements of counsel to the Underwriter, in connection with the qualification of the Units under the state securities or Blue Sky laws which the Underwriter shall designate (which legal fees (not including filing fees or expenses) shall be $35,000); the cost of printing and furnishing to the Underwriter copies of the Registration Statement, each Preliminary Prospectus, if applicable, the Prospectus, this Agreement, and the Blue Sky Memorandum, any fees relating to the listing of the Units, Common Stock, and Warrants on Nasdaq or any other securities exchange; the cost of printing the certificates representing the securities comprising the Units; the fees of the transfer agent and warrant agent, reasonable and traditional advertising costs, meetings and presentation costs; and costs of bound volumes (3 sets for the Underwriter) and prospectus memorabilia (12 sets for the Underwriter). The Company shall pay any and all taxes (including any transfer, franchise, capital stock, or other tax imposed by any jurisdiction) on sales of the Units hereunder. The Company will also pay all costs and expenses incident to the furnishing of any amended Prospectus or of any supplement to be attached to the Prospectus as called for in Section 3(a) of this Agreement except as otherwise set forth in said Section.

     (b) In addition to the foregoing expenses the Company shall at the First Closing Date pay to the Underwriter a non-accountable expense allowance of $179,580. In the event the over-allotment option is exercised, the Company shall pay to the Underwriter at the Option Closing Date an additional amount in the aggregate equal to 3.0% of the gross proceeds received upon exercise of the over-allotment option. In the event the transactions contemplated hereby are not consummated by reason of any action by the Underwriter (except if such
prevention   is  based  upon  a  breach  by  the   Company   of  any   covenant,
representation, or warranty contained herein or because any other condition to the Underwriter's obligations hereunder required to be fulfilled by the Company is not fulfilled) the Company shall not be liable for any expenses of the Underwriter, including the Underwriter's legal fees (but shall be required to pay Blue Sky counsel fees and expenses). In the event the transactions contemplated hereby are not consummated by reason of the Company's actions or failure to take such actions as the Underwriter reasonably believes are reasonably required to complete the transaction contemplated herein, the Company shall be liable, in addition to the expenses itemized in Section 8(a) above, for the actual accountable out-of-pocket expenses of the Underwriter (including reasonable legal fees and expenses of counsel to the Underwriter) which shall not exceed $100,000 (less any amount previously paid or payable pursuant to the next sentence). In the event the transactions contemplated hereby are not consummated due to a Material Adverse Effect or to adverse market conditions, the Company shall be liable for the actual out-of-pocket expenses of the Underwriter, including reasonable legal fees, not to exceed in the aggregate $100,000.

     (c) Except as disclosed in the Registration Statement, no person is entitled either directly or indirectly to compensation from the Company, from the Underwriter or from any other person for services as a finder in connection with the proposed offering, and the Company agrees to indemnify and hold harmless the Underwriter, against any losses, claims, damages, or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorneys' fees), to which the Underwriter or person may become subject insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon the claim of any person (other than an employee of the party claiming indemnity) or entity that he or it is entitled to a finder's fee in connection with the proposed offering by reason of such person's or entity's influence or prior contact with the indemnifying party.

     9. Intentionally Omitted.

     10. Termination.

     (a) This Agreement, except for Sections 3(c), 6, 7, 8, 12, 13, 14, and 15 hereof, may be terminated at any time prior to the Closing Date, by the Underwriter if in the Underwriter's judgment it is impracticable to offer for sale or to enforce contracts made by the Underwriter for the resale of the Units agreed to be purchased hereunder by reason of (i) the Company having sustained a material loss, whether or not insured, by reason of fire, earthquake, flood, accident, or other calamity, or from any labor dispute or court or government action, order, or decree, (ii) trading in securities on Nasdaq having been suspended or limited, (iii) material governmental restrictions having been imposed on trading in securities generally (not in force and effect on the date hereof), (iv) a banking moratorium having been declared by federal or New York state authorities, (v) an outbreak of major international hostilities involving the United States or other substantial national or international calamity having occurred, (vi) a pending or threatened legal or governmental proceeding or action relating generally to the Company's business, or a notification having been received by the Company of the threat of any such proceeding or action, which would materially adversely affect the Company; (vii) except as contemplated by the Prospectus, the Company is merged with or consolidated into or acquired by another company or group or there exists a binding legal commitment for the foregoing or any other material change of ownership or control occurs or if Solmecs is not merged with and into the Company ; (viii) the adoption of a federal law, rule or regulation which, in the reasonable belief of the Underwriter, would have a material adverse impact on the business or financial condition of the Company, (ix) any material adverse change in the financial or securities markets beyond normal market fluctuations having occurred since the date of this Agreement, or (x) any material adverse change having occurred, since the respective dates of which information is given in the Registration Statement and Prospectus, in the earnings, business prospects, or general condition of the Company, financial or otherwise, whether or not arising in the ordinary course of business.

     (b) If the Underwriter elects to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 10, the Company shall be promptly notified by the Underwriter, by telephone or telegram, confirmed by letter.

     11. Underwriter's Options. At or before the First Closing Date, the Company will sell the Underwriter or its designees for a consideration of $.001 per option and upon the terms and conditions set forth in the form of the Underwriter's Options annexed as an exhibit to the Registration Statement, Underwriter's Options to purchase 104,104 Units. In the event of conflict in the terms of this Agreement and the Underwriter's Options with respect to language relating to the Underwriter's Options, the language of the Underwriter's Options shall control.

      12. Covenants of the Underwriter. You covenant and agree with the Company as follows:

          (a) Compliance with Laws. In connection with the offer and sale of Units, you shall comply with any applicable requirements of the Act, the Exchange Act, the NASD and the applicable state securities or "Blue Sky" laws, and the rules and regulations thereunder.

          (b) Accuracy of Information. No information supplied by you for use in the Registration Statement, Preliminary Prospectus, Prospectus or Blue Sky Application will contain any untrue statements of a material fact or omit to state any material fact necessary to make such information not misleading.

          (c) No Additional Information. You will not give any information or make any representation in connection with the offering of the Units other than that contained in the Prospectus.

          (d) Sale of Units. You shall solicit, directly or through Selected Dealers, purchasers of the Units only in the jurisdictions in which you have been advised by the Company that such solicitation can be made, and in which you or the soliciting Selected Dealer, as the case may be, are qualified to so act.

     13. Representations, Warranties and Agreements to Survive Delivery. The respective indemnities, agreements, representations, warranties, and other statements of the Company and the Underwriter and the undertakings set forth in or made pursuant to this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Underwriter, the Company, or any of its officers or directors or any controlling person and will survive delivery of and payment of the Units and the termination of this Agreement.

     14. Notice. Any communications specifically required hereunder to be in writing, if sent to the Underwriter, will be mailed, delivered, or telecopied and confirmed to them at Patterson Travis, Inc., One Battery Park Place, 2nd Fl., New York, NY 10004, with a copy sent to Bernstein & Wasserman, LLP, 950 Third Avenue, New York, NY 10022, Attention: Stuart Neuhauser, Esq., or if sent to the Company, will be mailed, delivered, or telecopied and confirmed to it at Omer Industrial Park, P.O.B. 3026, Omer, Israel 84965, Attention:

Herman Branover with a copy sent to Tenzer Greenblatt, LLP, 405 Lexington Avenue, New York, NY 10174, Attention: Emanuel J. Adler, Esq. Notice shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.

     15. Parties in Interest. The Agreement herein set forth is made solely for the benefit of the Underwriter, the Company, any person controlling the Company or the Underwriter, and directors of the Company, nominees for directors (if any) named in the Prospectus, its officers who have signed the Registration Statement, and their respective executors, administrators, successors, assigns and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from the Underwriter of the Units.

     16. Applicable Law. This Agreement will be governed by, and construed in accordance with, of the laws of the State of New York applicable to agreements made and to be entirely performed within New York.

     17. Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed to constitute an original and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties (including by fax, followed by original copies by overnight mail).

     18. Entire Agreement; Amendments. This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior written or oral agreements, understandings, and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in writing, signed by the Underwriter and the Company.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this agreement, whereupon it will become a binding agreement between the Company and the Underwriter in accordance with its terms.


                       Very truly yours,

                       SCNV ACQUISITION CORP.


                       By: ____________________________
                            Name:
                            Title:



          The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

                       PATTERSON TRAVIS, INC.


                       By: __________________________
                            Name:
                            Title: